   As filed with the Securities and Exchange Commission on February 21, 1996

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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:  FEBRUARY 21, 1996


                      HEALTH CARE PROPERTY INVESTORS, INC.
            (Exact name of registrant as specified in its charter)

            MARYLAND                    1-8895                33-0091377
(State or other jurisdiction of      (Commission           (I.R.S. Employer
         incorporation)              File Number)       Identification Number)

                     10990 WILSHIRE BOULEVARD, SUITE 1200
                        LOS ANGELES, CALIFORNIA  90024
              (Address of principal executive offices) (Zip Code)

                              ------------------

              Registrant's telephone number, including area code:
                                (310) 473-1990

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                 An Exhibit Index is on page 4 of this report.
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ITEM 5.   OTHER EVENTS.

          On September 21, 1995, Health Care Property Investors, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-62811) under the Securities Act of 1933, as amended, (the "Registration Statement") relating to the public offering from time to time of up to $200,000,000 aggregate offering price of common stock, par value $1.00 per share, preferred stock, par value $1.00 per share and unsecured debt securities of the Company, which Registration Statement was declared effective on November 1, 1995.

          On February 13, 1996, the Company entered into a purchase agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated and Goldman, Sachs & Co. relating to the sale of the Company's 6.5% Senior Notes due February 15, 2006. The Purchase Agreement is attached hereto and referenced as Exhibit 1.2 to the Registration Statement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

1.2       Purchase Agreement.

4.1 Officers' Certificate pursuant to Section 301 of the Indenture dated as of September 1, 1993 between the Company and The Bank of New York, as Trustee, establishing a series of securities entitled "6.5% Senior Notes due February 15, 2006."

4.2       Form of 6.5% Senior Notes due February 15, 2006 described in Exhibit
          4.1.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 21, 1996                   HEALTH CARE PROPERTY INVESTORS, INC.



                                            /s/ James G. Reynolds
                                            ------------------------------------
                                            James G. Reynolds
                                            Executive Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
-------

1.2       Purchase Agreement dated February 13, 1996 between the Company,
          Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated and Goldman, Sachs & Co.

4.1 Officers' Certificate pursuant to Section 301 of the Indenture dated as of September 1, 1993 between the Company and The Bank of New York, as Trustee, establishing a series of securities entitled "6.5% Senior
          Notes due February 15, 2006."

4.2       Form of 6.5% Senior Notes due February 15, 2006 described in Exhibit
          4.1.

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